Employee Benefit Plans	12 Months Ended
Dec. 31, 2018
Postemployment Benefits [Abstract]
Employee Benefit Plans

16. Employee Benefit Plans

Full time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total contribution for such employee benefits were RMB140,993, RMB163,234 and RMB203,524 for the years ended December 31, 2016, 2017 and 2018, respectively. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.